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EXHIBIT 32

CLEAN HARBORS, INC. AND SUBSIDIARIES
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. Section 1350, each of the undersigned certifies that, to his knowledge, this Annual Report on Form 10-K for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Clean Harbors, Inc.

Date: March 16, 2007	/s/ ALAN S. MCKIM Alan S. McKim Chief Executive Officer
Date: March 16, 2007	/s/ JAMES M. RUTLEDGE James M. Rutledge Executive Vice President and Chief Financial Officer

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  EXHIBIT 32